SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 19, 2004
                                   ----------

                Date of Report (Date of earliest event reported)


                            MEXICAN RESTAURANTS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Texas                       000-28234                     76-0493269
       -----                       ---------                     ----------
(State of Organization)     (Commission File Number)            (IRS Employer
                                                             Identification No.)

                                 1135 Edgebrook
                             Houston, TX 77034-1899
                             ----------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (713) 943-7574
                                 --------------
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Earnings press release dated March 19, 2004.

Item 12. Results of Operations and Financial Condition.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On March 19, 2004, the Registrant (Mexican Restaurants, Inc.) reported its financial results for the fourth quarter and fiscal year ended December 28, 2003. Mexican Restaurants, Inc.'s earnings release for the foregoing periods is attached to this current report on Form 8-K as Exhibit 99.1

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEXICAN RESTAURANTS, INC.



                                          By: /s/ Andrew J. Dennard
                                          --------------------------------------
                                          Name: Andrew J. Dennard
                                          Title: Vice President, Chief Financial
                                          Officer, Treasurer and Corporate
                                          Secretary



Date:  March 22, 2004

                                  EXHIBIT INDEX

  EXHIBIT
    NO.          DESCRIPTION
-----------      -----------
   99.1          Press release of Mexican Restaurants, Inc. dated March 19, 2004